SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 15, 2003

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

California	001-13111	94-3229046
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1360 O’Brien Drive, Menlo Park, California		94025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone no., including area code:  (650) 462-5900

NOT APPLICABLE

(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

Exhibits

                           99.1                DepoMed, Inc. Press Release issued on May 15, 2003

Item 9.  Regulation FD Disclosure

                On May 15, 2003, DepoMed, Inc. issued a press release announcing its financial results for the period ended March 31, 2003.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

                The information provided in this Current Report on Form 8-K is being provided under Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEPOMED, INC.

/s/ John F. Hamilton
John F. Hamilton
Vice President - Finance and
Chief Financial Officer

Date:  May 16, 2003

EXHIBIT INDEX

Exhibit

                99.1                                                         DepoMed, Inc. Press Release issued on May 15, 2003